Subsequent event	12 Months Ended
Dec. 31, 2021
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent event

33. Subsequent event

On February 15, 2022, the Company repaid the entirety of the first and second term loans, for an aggregate amount of $39,123 (note 17), thus terminating the consolidated loan agreement with SALP and releasing of the security interests granted by the Company over its assets pursuant to the loan agreement and related documents. The repayment also terminated the royalty stream agreement with SALP resulting in the derecognition of the royalty payment obligation to SALP (note 18a) and the 168,735 warrants held by SALP, having an exercise price of $15.21 per common share (note 19c), were cancelled. The Company is presently evaluating the accounting for these transactions.